UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                 FORM 8-K/A

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):  February 14, 2005
                                                      (January 20, 2005)

                         DOW JONES & COMPANY, INC.

           (Exact name of registrant as specified in its charter)

         DELAWARE                  1-7564            13-5034940
      (State or other         (Commission File    (I.R.S. Employer
       jurisdiction               Number)          Identification No.)
     of incorporation)

      200 Liberty Street, New York, New York         10281

     (Address of principal executive offices)      (ZIP CODE)

     Registrant's telephone number, including area code: (212) 416-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by Dow Jones & Company, Inc. ("Dow Jones" or the "Company") on January 26, 2005 in connection with the Company's acquisition of MarketWatch, Inc. ("MarketWatch"), which was completed on January 21, 2005. Pursuant to an Agreement and Plan of Merger, dated as of November 14, 2004, entered into by and among MarketWatch, Dow Jones and Golden Acquisition Corp. ("Merger Sub"), Merger Sub merged with and into MarketWatch with MarketWatch as the surviving corporation (the "Merger"). The Company's Current Report on Form 8-K dated January 26, 2005 is being amended to include (1) supplemental information under Item 7.01, (2) the audited and unaudited financial statements of MarketWatch required by Item
9.01 (a), and (3) the pro forma financial information required by Item 9.01
(b).

ITEM 7.01.    REGULATION FD DISCLOSURE

Dow Jones is providing the following supplemental information, which was contained in offering material used in connection with a financing transaction:

     1. a discussion of certain risks and uncertainties relating to Dow Jones' business and the Merger under the heading "Forward-Looking Statements" below;

     2. a description of Dow Jones under the heading "Dow Jones & Company, Inc." below; and

     3. a summary description of the Merger and MarketWatch under the heading "The MarketWatch Acquisition" below.

The information contained in this Current Report on Form 8-K/A is neither an offer to sell nor a solicitation of an offer to buy any of the Company's securities.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K/A that is required to be disclosed solely to satisfy the requirements of Regulation FD.

As used in the supplemental information provided herein, all references to "Dow Jones," "the Company," "we," and "our" and all similar references are to Dow Jones & Company, Inc., unless otherwise expressly stated or the context otherwise requires.

                         SUPPLEMENTAL INFORMATION

1.    Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of us. We and our representatives may, from time to time, make written or verbal forward-looking statements, including statements contained herein (including information incorporated by reference herein). Generally, the inclusion of the words "believe," "expect," "intend," "estimate," "anticipate," "will," and similar expressions, herein (including information incorporated herein by reference), in future filings with the SEC, in our press releases and in oral statements made by our representatives, identify statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act and
Section 21E of the Exchange Act and that are intended to come within the safe harbor protection provided by those sections. The forward-looking statements are and will be based upon management's then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

By their nature, forward-looking statements involve risk and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, but are not limited to:

                       Risks Relating to Our Business

Advertising Revenues

We derive a majority of our revenue from advertising, primarily in connection with our print publications and our online network of web sites. Our overall performance in print publishing is largely dependent on the operating performance of the global Wall Street Journal (including its extended online and television brand and content), which, to a significant extent, is dependent upon business-to-business ("B2B") advertising generated by the distinctive demographic profile of The Wall Street Journal's audience.

Our advertising revenues are negatively impacted by economic downturns in any of our advertising markets, but particularly by downturns in our core market, B2B advertising. We have recently experienced depressed levels of advertising in the B2B market, and B2B advertising buyers continue to make spending decisions increasingly closer to publication dates, generally on a month-to-month basis. Our B2B advertising levels, particularly in technology and finance, which have typically represented approximately 40% of The Wall Street Journal's advertising linage, may or may not return to historical levels. We have experienced decreases in technology advertising, particularly computer software and communications advertising, which we believe may be a result of reduced corporate information technology spending and generally reduced levels of technology company profits and share prices. We have also experienced decreases in financial advertising, including weakness in retail financial advertising, which we believe may be due to retail financial institutions focusing on reaching more mass consumer audiences through advertisements in media that target these audiences, and a decline in tombstone ads, which we believe may be a result of reduced deal activity and changing advertising practices.

Although we have taken initiatives (including the 2002 introduction of our Personal Journal section of The Wall Street Journal and our new Weekend Edition, which will be a weekend publication of The Wall Street Journal beginning in September 2005) to attract more consumer advertising and other diversified advertising, we may or may not be able to further penetrate these new consumer advertising segments. In particular, The Wall Street Journal's broad national circulation limits our ability to provide certain local advertising to consumers, which advertising is featured in the regional publications of some of our competitors. Furthermore, our new Weekend Edition may fail to generate anticipated advertising revenues, resulting in greater losses than are currently expected in its first two years of operation. In addition, the new Weekend Edition may draw advertising away from our other consumer advertising sections, such as the Weekend Journal section of The Wall Street Journal (introduced in 1998) and Personal Journal, for consumer advertising revenues.

Our community newspapers rely on advertising revenue from local advertisers. These revenues may be negatively impacted by the condition of the economy in the areas where our community newspapers are circulated and by the advertising habits of large regional advertisers who may change their spending patterns or go out of business.

Circulation Revenues

Circulation revenues from our publications, in particular The Wall Street Journal, are another significant source of revenue for us. Our circulation revenue may be impacted by competition from other publications and other forms of media. In addition, the nature of The Wall Street Journal's circulation base, especially its distinctive demographics (in particular, its influential and affluent audience that makes significant B2B spending decisions and spends heavily on personal consumption items), is an important factor in generating circulation and advertising revenues. If we are unable to maintain our core demographic audience, our overall profitability could decline.

Our circulation revenues at The Wall Street Journal and community newspapers may be negatively impacted by the preferences of many younger consumers for news in new media formats and from untraditional sources rather than from newspapers. If these younger consumers maintain these preferences as they age, this development could, in turn, adversely affect the willingness of advertisers to place ads with us and/or the rates they are willing to pay.

Although we seek to cost-effectively maintain our circulation base and its distinctive demographics (including by implementing content, organization and design changes to The Wall Street Journal), we may not be successful in doing so. In addition, we may incur additional costs to do so and we cannot assure you that we will be able to recover these costs through increased circulation and advertising revenues.

Subscriptions

Certain of our electronic publishing businesses, including Dow Jones Newswires, are subscriber-based and are vulnerable to losses in the number of subscribers. For example, Dow Jones Newswires could lose subscriptions, measured by the number of terminals carrying Dow Jones Newswires, as a result of business consolidations and layoffs in the financial services industry. Similarly, WSJ.com, which currently is the largest paid subscription news site on the Internet, may not be able to continue to increase revenues through growing the number of subscribers. Unlike WSJ.com, our competitors do not, for the most part, utilize a full online paid subscription model, and most remain free web sites.

Seasonality

Our results of operations are subject to seasonal fluctuations, which typically cause revenues in the third quarter (which includes the months of July and August) to be lower than revenues in the remainder of the year.

Cost Structure

We have engaged in cost-cutting over the last several years, but we may not be able to continue limiting our expense growth. Factors that may impact our ability to control expense growth in the future include our prior cost cutting, the tightening of the labor market and the resulting risk of loss of key employees, and our planned growth initiatives, such as our acquisition of MarketWatch, Inc. ("MarketWatch") and our new Weekend Edition. If we are unable to continue to control expense growth in the future, there may be an adverse effect on our overall profitability.

Competition

All of our products and services face intense competition from other newspapers, national business magazines, television, trade publications, newsletters, research reports and services, free and paid Internet sites, and other new media. We compete for advertising revenues, subscriptions and consumers, which include readers, online users and television viewers. Metropolitan general interest newspapers and many small city or suburban papers carry business and financial content, as do many Internet-based services as well as television and radio. In addition, specialized magazines in the business and financial field, as well as general news magazines, publish substantial amounts of business-related material. The Wall Street Journal also competes for advertising with non-business publications offering audiences of high demographic quality, such as technology and lifestyle magazines. Circulation revenues at our community newspapers may be negatively impacted by local competition, including free publications. Nearly all of these other publications and services seek audiences and seek to sell advertising, making them competitive with our publications and services.

Our efforts to expand in Europe have been limited by substantial competition from local language publications, other international publications, and local and international television networks, as well as the limited nature of the foreign language market which we serve. In Asia, our presence with our Pan-Asia publications may be threatened by developments within the region such that readers may prefer local language or local market publications. As the economies of the various individual Asian nations develop over time, we may encounter further difficulties in continuing to appeal to a broader Pan-Asian audience.

Our Dow Jones Newswires business and financial news products are distributed through a limited number of vendors, which distribute our news over their platforms into financial services companies, that receive our content by way of subscriptions with these vendors. Newswires has entered into a bundling arrangement to deliver a selection of our news on all Moneyline Telerate terminals worldwide; this arrangement is important to Newswires' international revenues and may be adversely affected by the impending acquisition by Reuters of the Moneyline Telerate business. Moreover, sales of our Dow Jones Newswire products may continue to be negatively impacted by technological changes and changes in the brokerage industry, which have resulted in a diminishing reliance on real time news as business and financial news has become increasingly available via Internet-based publications and services. In addition, as we strive to increase our international revenues from the Dow Jones Newswires business, we may not succeed given the competition from and subscribers' desire for, local language news services.

There can be no assurance that we will be able to increase or to maintain the advertising, readership, circulation or subscriptions market share that we currently enjoy. In addition, changes in the regulatory and technological environment are bringing about a global consolidation of media and telecommunications companies and convergence among various forms of media. As a result, our operations could face increased competition from larger media entities.

Intellectual Property

We rely on a combination of trademarks, trade names, copyrights, and other proprietary rights, as well as contractual arrangements, including licenses, to establish and protect our intellectual property and brand names. We believe our proprietary trademarks and other intellectual property rights are important to our continued success and our competitive position.

Dow Jones Indexes licenses, sometimes exclusively, our proprietary indexes and trademarks to exchanges and financial institutions for use as the basis of financial products. For example, Dow Jones has licensed the Dow Jones Industrial Average index and related trademarks to the American Stock Exchange as the basis of the DIAMONDS exchange-traded fund. Two lawsuits relevant to the index licensing industry are pending in the U.S. District Court for the Southern District of New York. Each of these suits is testing an index provider's ability to enforce its intellectual property rights with respect to certain licensing activities. Although we are not a party to either lawsuit, if the index provider's intellectual property rights are successfully challenged, our ability to license our own index-related property for certain uses may be impaired and our revenues related to such licensing activities could be negatively impacted.

Acquisitions

From time to time, we seek out strategic and financially attractive acquisition opportunities. Such acquisitions may affect our costs, revenues, profitability and financial position. Acquisitions, including our recent acquisition of MarketWatch, involve risks and uncertainties, including difficulties in integrating acquired operations, diversions of management resources and loss of key employees, challenges with respect to operating new businesses, debt incurred in financing such acquisitions (including the related possible reduction in our credit ratings and increase in our cost of borrowing) and unanticipated problems and liabilities.

New Business Opportunities and Strategic Alliances

There are substantial uncertainties associated with our efforts to leverage our brands to develop new business opportunities and to generate advertising and other revenues from these products. Initial timetables for the introduction and development of new products or services may not be achieved and price and profitability targets may not prove feasible. For example, we may be unable to successfully control expenses relating to the launch of our new Weekend Edition and may not achieve the gains from advertising revenues that we hope to achieve. We also face challenges in our attempts to achieve new strategic alliances and to improve the growth and profitability of existing strategic alliances. For example, we occasionally make non-controlling minority investments in public and private entities. We may have limited voting rights and, therefore, an inability to influence the direction of such entities. Therefore, the success of these ventures may be dependent upon the efforts of our partners, fellow investors and licensees. In addition, external factors, such as the development of competitive alternatives and market response, may negatively impact the success of these new opportunities and alliances.

MDC/Cantor Fitzgerald Legal Proceeding

We are currently party to a legal proceeding with Market Data Corp. ("MDC") and Cantor Fitzgerald Securities with respect to our obligations, if any, under a guarantee issued to MDC and Cantor Fitzgerald Securities. The guarantee relates to certain annual "minimum payments" owed through October 2006 by Telerate under certain conditions for data acquired by Telerate from Cantor Fitzgerald Securities and MDC under contracts entered into by Telerate when Telerate was a subsidiary of ours. We have established a reserve ($259.2 million as of September 30, 2004) to cover payments we may need to make if we are required to perform under the guarantee to Cantor Fitzgerald Securities and MDC. However, if we are required to make payments under this guarantee, whether pursuant to a judgment in the litigation or a settlement agreement, those payments would negatively impact our cash flow.

Labor Relations

Approximately 28% of our full-time employees is unionized. As a result, we are required to negotiate the wages, salaries, benefits, staffing levels and other terms with many of our employees collectively. Our results could be adversely affected if labor negotiations caused work interruptions or if we are unable to negotiate agreements on reasonable terms. In addition, in light of our efforts to manage expenses, we may face difficulties in attracting and retaining qualified personnel, particularly as the labor market tightens and more opportunities are available elsewhere with higher wages.

Newsprint Prices

Newsprint is our single most important raw material and represented approximately 7.5% of our total operating expenses in each of 2003 and 2004. The price of newsprint has historically been volatile. Consolidation in the North American newsprint industry has reduced the number of suppliers. This has led to paper mill closures and conversions to other grades of paper, which, in turn, have decreased overall newsprint capacity and increased the likelihood of price increases in the future. Our operating results could be adversely affected if newsprint prices increase significantly.

World Events

Our results of operations may be affected in various ways by events beyond our control, such as wars, political unrest, natural disasters and acts of terrorism. The September 11th terrorist attacks in the United States and the war in Iraq each contributed to a downturn in the U.S. domestic economy that, in turn, resulted in a temporary decline in advertising. Similar events may occur in the future and could have a material adverse effect on our operating results.

                       Risks Relating to Marketwatch

In addition to the acquisition-related risks described under "--Risks Relating to Our Business - Acquisitions" above, in connection with our acquisition of MarketWatch, we face the risk that the market for online advertising will not grow as rapidly as we expect or that we will ultimately be unable to capitalize on any such growth. Like our other online products and services, the MarketWatch business is vulnerable to the following risks and uncertainties, among others: competition for readers and advertising revenues; changes in demand for its products and services, including its licensing business; fluctuations in traffic levels on its web sites; and potential increased regulation, including with respect to privacy laws.

                              ---------------

The foregoing discussion of risks and uncertainties is not exhaustive, and we have disclosed other risks and uncertainties in our reports filed with the SEC. Additional risks and uncertainties not presently known to us or that we currently believe to be immaterial also may adversely affect us. If any of these risks and uncertainties develops into actual events, these developments could have material adverse effects on our business, properties, results of operations or financial position. For these reasons, we caution you not to place undue reliance on our forward-looking statements.

2. Dow Jones & Company, Inc.

We are a provider of global business and financial news and information through newspapers, newswires, magazines, the Internet, indexes, television and radio. In addition to The Wall Street Journal and our international and online editions, we publish Barron's, Dow Jones Newswires and Dow Jones Indexes. We also provide news and information of general interest to local communities through our Ottaway group of community newspapers throughout the U.S. We are co-owner with Reuters Group of Factiva, with Hearst of SmartMoney and with NBC Universal of the CNBC television operations throughout Asia and Europe. We also provide news content to CNBC and radio stations in the U.S.

We have determined the following three reportable segments based on the manner in which we manage our business: print publishing, electronic publishing, and general-interest community newspapers. Over the three years ended 2004, approximately 60% of our revenues has been derived from the print publishing segment, with the remaining 40% divided almost equally between our general-interest community newspapers and our electronic publishing segments.

PRINT PUBLISHING

Print publishing, which is largely comprised of the global print editions of The Wall Street Journal, publishes business and financial news and information in the U.S., Europe, Asia and Latin America and on CNBC television. The Wall Street Journal utilizes a global management structure with shared news flows and workforce and a global advertising customer base and pricing. Through a licensing agreement with NBC Universal, The Wall Street Journal provides branding, news content and on-air expertise to CNBC, as a further extension of The Wall Street Journal brand and the content it produces. Print publishing also includes our Barron's weekly magazine.

Our overall performance in print publishing is largely dependent on the operating performance of the global Wall Street Journal (including its extended U.S. television brand and content), which, in turn, is largely dependent on B2B advertising revenue, particularly from the financial and technology sectors.

U.S. Publications

The Wall Street Journal, our flagship publication, is one of the country's largest daily newspapers with average print circulation of 1,810,000 in 2004. The Wall Street Journal's three major national editions are printed at 17 printing plants located throughout the U.S. The Wall Street Journal also sells regional advertising in 18 regional editions.

The Wall Street Journal has an overall daily print capacity of 96 pages, including 24 pages of color. In addition to its business coverage, The Wall Street Journal also covers the "business of life" with its Personal Journal section, which launched in 2002 and runs every Tuesday, Wednesday and Thursday, and Weekend Journal section, which debuted in 1998 and runs every Friday and includes pages devoted to travel, wine, sports, shopping, residential real estate and the arts. The Wall Street Journal also publishes special reports at various times of the year on topics such as technology, personal finance and executive compensation, e-commerce, and health and medicine as well as demographically targeted sections devoted to subjects of retirement and small business.

In September 2004, we announced the September 2005 launch of the Weekend Edition of The Wall Street Journal, which is a key element of our 2005 to 2007 strategic plan. We expect the launch of the Weekend Edition will build off the success of our Weekend and Personal Journal sections in attracting more consumer-oriented advertisers and reducing our reliance over time on B2B financial and technology advertising. The Weekend Edition will be delivered to readers at home on the weekend, which we believe will enable us to attract more consumer advertising.

The Wall Street Journal production process employs electronic pagination and satellite transmission of page images to outlying printing plants to enable early delivery of fresher content to the majority of our readers.

The Wall Street Journal is delivered principally in three ways. Each business day, approximately 124,000 copies of The Wall Street Journal are sold at newsstands. Most home and office subscription deliveries are handled through our National Delivery Service, Inc. subsidiary which in 2004 provided early morning delivery to about 1.4 million, or 77%, of The Wall Street Journal's subscribers each publishing day. The balance of The Wall Street Journal's home and office deliveries is made by second class postal service.

Barron's, the Dow Jones Business and Financial Weekly, is a weekly magazine with average circulation in 2004 of 299,000 that caters to financial professionals, individual investors and others interested in financial markets. Barron's is printed in twelve of The Wall Street Journal's 17 printing plants. It is delivered by second-class postal service and through National Delivery Service with about 65,000 newsstand copies are sold each week.

The Wall Street Journal Classroom Edition is published nine times during the school year and is read by an estimated 750,000 students every month during the academic year in more than 5,300 middle-school and high-school classrooms throughout the U.S. Individuals, organizations and corporations sponsor more than one-third of all subscriptions and schools sponsor the remainder. The Wall Street Journal Campus Edition is included in college newspapers throughout the U.S. and includes the week's top business news and feature stories.

International Publications

The Wall Street Journal Europe, which had an average circulation in 2004 of 87,000, is headquartered in Brussels, Belgium and printed in Belgium, Germany, Switzerland, Italy, Spain, the United Kingdom and Israel. It is available on the day of publication in continental Europe, the United Kingdom, and parts of the Middle East and North Africa. Starting in 2003, the content of the international editions of The Wall Street Journal added news and opinion articles from the Washington Post.

The Asian Wall Street Journal, which had an average circulation of 80,000 in 2004, is headquartered in Hong Kong and printed in Hong Kong, Singapore, Japan, Thailand, Malaysia, Taiwan, the Philippines, Korea and Indonesia. It has the largest advertising market share of any pan-regional business newspaper in Asia.

We also publish The Wall Street Journal Special Editions, which are a collection of Journal pages in local languages distributed as part of 36 newspapers in 34 countries. The Wall Street Journal Americas, serving Central and South America, is the centerpiece of the Special Editions published in Spanish and Portuguese in 18 leading Latin America newspapers.

In the fourth quarter of 2004, we announced that The Far Eastern Economic Review, a Hong Kong based newsweekly magazine, would change its format to a monthly periodical of issues and ideas-largely written by Asian opinion leaders from the fields of politics, business and academics. The first issue of the The Far Eastern Economic Review in its new format was published in December 2004. This repositioning resulted in a workforce reduction of approximately 80 employees and reduced costs by approximately $3 million.

ELECTRONIC PUBLISHING

Electronic publishing includes the operations of Dow Jones Newswires, Consumer Electronic Publishing and Dow Jones Indexes/Ventures. Consumer Electronic Publishing includes the results of WSJ.com, its related vertical sites, our consumer electronic licensing and radio businesses and since its acquisition in January 2005, MarketWatch, which includes internet, licensing, radio and newswires operations. Revenues in the electronic publishing segment are mainly subscription based and comprise about 20% of our revenues.

Dow Jones Newswires

Dow Jones Newswires is the premier provider of real-time, comprehensive business news and information for financial professionals around the world. Its news is displayed on approximately 298,000 English-language terminals worldwide providing users with real-time information on equity, fixed income, foreign exchange, commodities and energy markets. Dow Jones Newswires has a dedicated staff of more than 900 journalists in addition to drawing on the global resources of The Wall Street Journal and the Associated Press ("AP"). Newswires also distributes selected portions of its content to the retail customers of on-line brokers.

Dow Jones News Service is North America's leading source of business and financial news on U.S. and Canadian companies and markets for brokerage firms, banks, investment companies and other businesses. Capital Markets Report covers global debt and money markets. Corporate Filings Alert provides real-time news covering SEC filings, bankruptcy courts and government agencies.

Dow Jones Newswires also publishes, on its own or with local partners, in Chinese, Japanese, Spanish, French, Portuguese, Dutch, Italian, German and Russian. In April 2004, we acquired the remaining interest in the news operations of Vereinigte Wirtschaftsdieste GmbH ("VWD"), a German local language news service, for $12 million. Previously, we were a minority shareholder in VWD.

On March 19, 2004, we acquired Alternative Investor Group for $85 million, a company serving the private equity and venture capital markets with newsletters, conferences and databases. Alternative Investor was integrated with Dow Jones Newswires, its newsletters division and Technologic Partners business, which we acquired in late 2003, to form Dow Jones Financial Information Services.

In 2004, Dow Jones Newswires won many accolades, including Technology Journalist of the Year, Excellence in Wire Service Reporting and a Codie award from the Software and Information Industry Association. Also, for the second year in a row, Dow Jones Newswires was named Inside Market Data's News Provider of the Year.

Consumer Electronic Publishing

The Wall Street Journal Online ("WSJ.com"), introduced in 1996, is a paid online subscription site that offers continuously updated coverage of business news both in the U.S. and abroad. WSJ.com content comprises the global resources of The Wall Street Journal and Dow Jones Newswires as well as its own dedicated journalists. In addition to continuously updated exclusive real-time news and scoops, subscribers have access to the full text of each day's global editions of The Wall Street Journal, more than 30,000 in-depth company background reports, an archive of The Wall Street Journal and Dow Jones news articles, and personalized news and stock portfolios. WSJ.com had 712,000 subscribers at the end of 2004 and was the largest paid subscription news site on the Internet.

Other consumer web sites in the Wall Street Journal Network include OpinionJournal.com, which provides commentary on global issues from The Wall Street Journal editorial page; CareerJournal.com, which gives career guidance and job-search services for executives; StartupJournal.com, the premier web site for entrepreneurs seeking guidance on starting or buying a business or franchise; CollegeJournal.com, which provides guidance and job-search services for future business leaders; and RealEstateJournal.com, a comprehensive guide to commercial and residential property. In addition, with our recent acquisition of MarketWatch, our online network also includes MarketWatch.com, which provides timely market news and information free of charge, and BigCharts.com, an investment charting and research web site. See "The MarketWatch Acquisition."

Consumer Electronic Publishing also includes our radio/audio business and our consumer electronic licensing division, which offers electronic rights to use Dow Jones' content. The Wall Street Journal Radio Network produces and distributes late-breaking business reports during the week to more than 229 radio stations across the country, covering 92% of the population.

Dow Jones Indexes/Ventures

In 1997, we began licensing the Dow Jones Industrial Averages as well as other indexes as the basis for trading options, futures, unit trusts, annuities, exchange traded funds, mutual funds, derivatives and specialized structured products. Dow Jones Indexes also maintains a variety of specialty indexes, such as the Dow Jones-AIG Commodity Index, the Dow Jones Select Dividend Index and the Dow Jones Islamic Market Indexes. Dow Jones Indexes now offers more than 4,000 indexes. During 2004, Dow Jones Indexes launched a new family of hedge fund indexes and also partnered with Wilshire Associates to provide the Dow Jones Wilshire index family, which features the Dow Jones Wilshire 5000 and is expanding to include a complete global family of country, region, sector, cap-range and style indexes.

Dow Jones Ventures include our reprints/permissions. The reprints/permissions business sells print or electronic reprints of The Wall Street Journal and Barron's stories.

COMMUNITY NEWSPAPERS

Community newspapers consists of our wholly-owned Ottaway Newspapers, Inc. Revenues in this segment are largely dependent on local consumer-based advertising revenue and comprise about 20% of our revenues.

Our Ottaway community newspapers segment serves relatively small, self-contained communities, outside the heavy competitive pressures of large metropolitan papers and other media. In 2002, we divested five low-growth, non-strategically-located papers, which provided after-tax proceeds of $235 million and utilized $190 million of capital loss carryforwards. In 2003, we acquired the faster growing, more strategically located The Record of Stockton, California.

Ottaway publications now include 15 general-interest dailies, published in nine states: California, Connecticut, Maine, Massachusetts, Michigan, New Hampshire, New York, Oregon and Pennsylvania. Average 2004 circulation of the dailies was approximately 436,000; Sunday circulation for our newspapers was 483,000. Ottaway also publishes more than 30 weekly newspapers and "shoppers." The primary delivery method for the newspapers is by carrier delivery.

3.    The MarketWatch Acquisition

On January 21, 2005, we completed the acquisition of MarketWatch for a purchase price of approximately $533 million, excluding transaction costs, financed in part by $438.7 million of commercial paper borrowings. The acquisition was consummated in accordance with the Agreement and Plan of Merger, dated as of November 14, 2004, among Dow Jones, Golden Acquisition Corp. (our wholly-owned subsidiary formed in connection with the acquisition) and MarketWatch, pursuant to which Golden Acquisition Corp. merged with and into MarketWatch, with MarketWatch remaining as the surviving corporation and a wholly-owned subsidiary of Dow Jones.

MarketWatch is a leading provider of business news, financial information and analytical tools and operates two award-winning web sites:
MarketWatch.com and BigCharts.com. These free, advertising-supported web sites serve approximately seven million unique visitors per month with timely market news and information. MarketWatch also operates the MarketWatch Information Services group, which is a leading licensor of market news, data, investment analysis tools and other online applications to financial services firms, media companies and corporations.

MarketWatch produces a syndicated television program and provides updates every 30 minutes on the MarketWatch.com Radio Network. MarketWatch also offers subscription products for individual investors, including the Hulbert Financial Digest suite of products, Retirement Weekly and ETF Trader.

We believe that the MarketWatch acquisition will complement The Wall Street Journal Online network, which provides premium business news to about three million unique visitors per month. By combining the traffic of the Wall Street Journal network of web sites and MarketWatch, our web sites are expected to have close to nine million unduplicated unique visitors per month. We also expect that the licensing businesses of MarketWatch will provide additional assets, such as online charting and other tools, which will extend the reach of our business-to-business licensing operations.

We intend to integrate MarketWatch into our Consumer Electronic Publishing business, which comprises The Wall Street Journal Online at WSJ.com, other free advertising-supported vertical web sites, licensing of content to web sites, and The Wall Street Journal Radio Network.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired.

The historical consolidated financial statements of MarketWatch required by
Item 9.01 (a) are attached hereto as Exhibits 99.3 and 99.4 and are hereby incorporated by reference herein as follows:

o MarketWatch's consolidated balance sheets at December 31, 2003 and 2002, respectively, and consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 2003 and 2002, respectively, are attached hereto as Exhibit 99.3 and are hereby incorporated by reference herein;

o MarketWatch's unaudited condensed consolidated balance sheet at September 30, 2004 and unaudited condensed consolidated statements of operations and cash flows for the nine months ended September 30, 2004 and 2003, respectively, are attached hereto as
          Exhibit 99.4 and are hereby incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information required by Item 9.01 (b) is included as Exhibit 99.5 hereto, which exhibit is hereby incorporated by reference herein.

(c)   Exhibits

23.1       Consent of PricewaterhouseCoopers LLP.

99.1* Joint Press Release of MarketWatch, Inc. and Dow Jones & Company, Inc., dated January 24, 2005, announcing the completion of the acquisition of MarketWatch by Dow Jones.

99.2* $260,000,000 60-Day Credit Agreement, Dated As Of January 20, 2005, Among Dow Jones & Company, Inc., As Borrower, The Several Lenders From Time To Time Parties Hereto, And JPMorgan Chase Bank, As Administrative Agent.

99.3 Audited consolidated financial statements of MarketWatch, Inc. as of December 31, 2003 and 2002 and for the years ended December 31, 2003 and 2002.

99.4 Unaudited consolidated financial statements of MarketWatch, Inc. as of September 30, 2004 and for the nine months ended September 30, 2004 and 2003.

99.5 Unaudited Pro Forma Condensed Combined Financial Information at September 30, 2004, for the nine months ended September 30, 2004 and for the year ended December 31, 2003.

*   Previously filed.

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DOW JONES & COMPANY, INC.

Dated: February 14, 2005                    By:  /s/ Robert Perrine
                                                ----------------------------
                                                Robert Perrine
                                                Chief Accounting
                                                Officer and Controller

                               EXHIBIT INDEX

Exhibit No.                    Description
-----------                    -----------

23.1       Consent of PricewaterhouseCoopers LLP.

99.1* Joint Press Release of MarketWatch, Inc. and Dow Jones & Company, Inc., dated January 24, 2005, announcing the completion of the acquisition of MarketWatch by Dow Jones.

99.2* $260,000,000 60-Day Credit Agreement, Dated As Of January 20, 2005, Among Dow Jones & Company, Inc., As Borrower, The Several Lenders From Time To Time Parties Hereto, And JPMorgan Chase Bank, As Administrative Agent.

99.3 Audited consolidated financial statements of MarketWatch, Inc. as of December 31, 2003 and 2002 and for the years ended December 31, 2003 and 2002.

99.4 Unaudited consolidated financial statements of MarketWatch, Inc. as of September 30, 2004 and for the nine months ended September 30, 2004 and 2003.

99.5 Unaudited Pro Forma Condensed Combined Financial Information at September 30, 2004, for the nine months ended September 30, 2004 and for the year ended December 31, 2003.


*  Previously filed